SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     15-Oct-02

Lehman ABS Manufactured Housing Contract Senior/Subordinate
 Asset-Backed Certificates, Series 2002-A
(Exact name of registrant as specified in its charter)


          Delaware                      333-76627             13-3447441
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


745 Seventh Avenue
New York, New York                                                   10019
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 526-7000
Item 5. Other Events

  On  15-Oct-02  a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated         15-Oct-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                 Date:
                 Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated   15-Oct-02


Lehman ABS Manufactured Housing Contract Senior/Subordinate
 Asset-Backed Certificates, Series 2002-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date    15-Oct-02

DISTRIBUTION SUMMARY

                                                 Pass     Accrued
        Original    Beginning   Principal     Through    Interest
ClassFace Value       Balance Distribution       Rate Distributed
A     77,666,000   75,368,188    1,054,895    2.27313%    138,009
M-1    7,995,000    7,995,000            0    3.07313%     19,792
M-2    7,995,000    7,995,000            0    4.07313%     26,233
B-1    7,995,000    7,995,000            0    5.67238%     37,503
B-2    5,711,000    5,711,000            0    5.67238%     41,741
C      6,852,792    6,852,792            0                      0
R              0            0            0                      0
Total114,214,792  111,916,980    1,054,895                263,279


     Realized Los    Interest       Ending
       Principal   Shortfall       Balance
Class
    A         N/A           0   74,313,293
  M-1        0.00           0    7,995,000
  M-2        0.00           0    7,995,000
  B-1        0.00           0    7,995,000
  B-2        0.00           0    5,711,000
    C         N/A           0    6,934,897
    R         N/A           0            0
Total        0.00           0  110,944,190





AMOUNTS PER $1,000 UNIT
                                             Interest
                         Prin          Int Carry-forwa     Ending
ClassCusip       Distribution Distribution     Amount     Balance
A    52519SAS2        13.5825       1.7770     0.0000    956.8317
M-1  52519SAT0         0.0000       2.4756     0.0000   1000.0000
M-2  52519SAU7         0.0000       3.2811     0.0000   1000.0000
B-1  52519SAV5         0.0000       4.6909     0.0000   1000.0000
B-2  52519SAW3         0.0000       7.3089     0.0000   1000.0000
C    52519SAX1         0.0000       0.0000     0.0000   1011.9813
R    52519SAY9         0.0000       0.0000     0.0000      0.0000


Collections Received During Due Period:

     Principal Collections:
          Scheduled Principal                             119,260
          Principal Prepayments                           830,456
          Net Liquidation Proceeds                          2,143
          Total Principal Remittance (A):                 951,859

     Available Interest:
          Interest Collections                            662,923
          Less:  Servicer Fee                              69,948
          Less:  Additional Servicer Fee                        0
          Less:  Back-up Servicer Fee                       8,394
          Less:  Trustee Fee                                2,984
          Less:  Yield Maintenance Fee                    116,966
          Less:  Excess IO Strip Amount                    23,316
          Less:  Indemnification Payments                       0
          Total Available Interest (B):                   441,315

     Yield Maintenance Payments deposited to Certificate Account:
          Payments from Fixed Rate Contract Cap                 0
          Payments from Class B-1 Contract Cap                  0
          Payments from Class B-2 Contract Cap                  0
          Total Payments deposited to Certificate Acco          0

     Available Funds (A)+(B)+(C):                       1,393,174

     Monthly Advances included in Available Funds:              0

Unpaid Class Principal Shortfalls
     Class A                                                    0
     Class M-1                                                  0
     Class M-2                                                  0
     Class B-1                                                  0
     Class B-2                                                  0

Class A Percentage                                            100%
Class M-1 Percentage                                            0%
Class M-2 Percentage                                            0%
Class B Percentage                                              0%

Beginning Pool Balance                                111,916,980
     Principal Reductions                                 951,859
     Net Realized Losses                                   20,713
     Non-Cash Principal Adjustments                           218
Ending Pool Balance                                   110,944,190

Overcollateralized Amount                               6,934,897

Pool Factor                                             97.136446%

Number of Repossessions in the related Due Period                3
Balance of Repossessions in the related Due Period        109,954

Number of Repossessions that remain in inventory                 2
Balance of Repossessions that remain in inventory          87,097

Number of Repossessions purchased by Seller                     0
Balance of Repossessions purchased by Seller                    0
Aggregate Purchase Price of Repossessions purchased by          0

Class M-1 Distribution Test Satisfied                           NO
Class M-2 Distribution Test Satisfied                           NO
Class B Distribution Test Satisfied                             NO
                                           Satisfied if
Pool Performance Test         Current Level< than or = Satisfied
a)  Avg 60+ Del Ratio            2.1629%       9%         YES
b)  Cur Loss Ratio               0.5754%       6%         YES
c)  Cum. Real Loss %             0.1403%      100%        YES

Weighted Average Contract Rate                           7.859436%
Net WAC Cap Rate                                         5.672378%

Net Wac Cap Rate Carryover Amounts           Current     Unpaid
     Class A                                        0           0
     Class M-1                                      0           0
     Class M-2                                      0           0
     Class B-1                                    971           0
     Class B-2                                 15,645           0

                                              Count     Balance
31-59 days delinquent                               55  2,998,456
60-89 days delinquent                               33  1,743,414
90 or more days delinquent                          26  1,250,748

Rolling 3 month average of delinquencies as of end of      5.1590%

Number of Contracts extended or amended                          0
Balance of Contracts extended or amended                         0

Ending number of Contracts                                  1,911
Ending balance of Contracts                           110,944,190
Weighted Average Term to Maturity of Contracts                318

Servicer Termination Event                                      NO

                                           Trigger Level
Servicer Trigger              Current Level  > than     Violated
a)  Avg 60+ Del Ratio            2.1629%   5% for 6 mo     NO
b)  Ann Loss Ratio               0.0000%       5%          NO
c)  Cum Loss %                   0.1403%      100%         NO

                                              Count     Balance
Prior REOs                                           0          0
Liquidated Contracts                                 1     22,856
Current REOs                                         2     87,097

Amount on deposit in:
     Basis Risk Reserve Fund                                    0
     Class B-2 Certificate Reserve Account                 47,111
     Indemnification Account                               75,000

     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lehman ABS Manufactured Housing Contract Senior/Subordinate
 Asset-Backed Certificates, Series 2002-A


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA